Exhibit 10.8


                       SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT is made as of the 10th day of February, 1998, by and between MALCOLM G. CHACE ("Lender") and ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation ("Borrower").

                      W I T N E S S E T H     T H A T:

     WHEREAS, Lender and Borrower are parties to a certain letter agreement dated December 30, 1997 ("Loan Agreement") which Loan Agreement is incorporated by reference herein and made a part hereof, and pursuant to which the Lender agreed to loan to the Borrower the maximum principal sum of $200,000; and

     WHEREAS, Borrower and Lender executed a First Amendment to Loan Agreement dated as of January 27, 1998, pursuant to which the maximum principal amount available for borrowing under the Loan Agreement was increased to $290,000, the maturity date for repayment was extended, and additional collateral was granted to Lender; and

     WHEREAS, the parties desire to further amend the Loan Agreement to increase the maximum principal amount available for borrowing under the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. INCREASE IN AVAILABILITY. The maximum principal amount available for borrowing under the Loan Agreement is being increased from $290,000 to $330,000. Therefore, the first sentence of the Loan Agreement is amended to read as follows:

          "This letter is written to set forth our agreement whereby MALCOLM G. CHACE ("Lender"), will lend to ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation ("Borrower"), the maximum principal sum of Three Hundred Thirty Thousand Dollars ($330,000) (the "Loan")."

     2. MISCELLANEOUS. Except as modified and amended hereby, the Loan Agreement shall remain in full force and effect and is in all other respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.


                                           /s/ Malcolm G. Chace
                                           -------------------------------------
                                               Malcolm G. Chace


                                           ACCESS SOLUTIONS INTERNATIONAL, INC.


                                           BY: /s/ Robert H. Stone
                                              ----------------------------------
                                                   Robert H. Stone
                                                   President and CEO